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                                                                    EXHIBIT 23.8

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated July 29, 1994 and August 16, 1994 as to the combined financial statements of WilTel Network Services in the Registration Statement (Form S-4) and related prospectus of LDDS Communications, Inc. and IDB Communications Group, Inc.

                                            /s/  ERNST & YOUNG LLP
                                            Ernst & Young LLP

Tulsa, Oklahoma
November 15, 1994